UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

AmpliTech Group, Inc.

(Exact name of registrant as specified in our charter)

Nevada	001-40069	27-4566352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 27, 2024, AmpliTech Group, Inc. (the “Company”) received a notice (the “Notice”) from The NASDAQ Stock Market LLC indicating that the Company is not in compliance with the minimum bid price requirement of $1.00 per share under the Nasdaq Listing Rules (the “Listing Rules”). Based on the closing bid price of the Company’s listed securities for the last 30 consecutive business days from August 15, 2024 to September 26, 2024, the Company no longer meets the minimum bid price requirement set forth in Listing Rules 5550(a)(2). The Notice is only a notification of deficiency and has no current effect on the listing or trading of the Company’s securities on The Nasdaq Capital Market.

The Notice states that under the Listing Rules 5810(c)(3)(A), the Company is provided with a compliance period of 180 calendar days, or until March 26, 2025, to regain compliance under the Listing Rules. To regain compliance under the Listing Rules, the Company’s common stock must be at least $1.00 for a minimum of ten consecutive business days. In the event the Company does not regain compliance by March 26, 2025, the Company may be eligible for additional time to regain compliance or may face delisting.

The Company intends to monitor the closing bid price of its common stock between now and March 26, 2025, and to evaluate its available options to regain compliance within the compliance period.

Item 7.01 Regulation FD Disclosure.

On September 30, 2024, the Company issued a press release disclosing its receipt of the Notice from The NASDAQ Stock Market LLC. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 30, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

AmpliTech Group, Inc.

	By:	/s/ Fawad Maqbool
Fawad Maqbool
Chief Executive Officer

Dated: September 30, 2024